As filed with the Securities and Exchange Commission on February 15, 2022

Registration Nos. 333-85183; 811-09547

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 28	☒

Farmers Annuity Separate Account A

(Exact Name of Registrant)

Farmers New World Life Insurance Company

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Prospectus

[___], 2022

Farmers® Variable Annuity

An individual flexible premium variable annuity

Issued through:

Farmers Annuity Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Proprietary

Table of Contents

Glossary	6
Key Information	8
Overview of the Contract	11
Purpose	11
Phases of the Contract	11
Contract Features	11
Fee Table	13
Example	14
Principal Risks of Investing in the Contract	14
Farmers New World Life Insurance Company	15
The Fixed Account	15
Farmers Annuity Separate Account A	16
Changes to the Variable Account	16
The Portfolios	16
Subaccounts Closed to New Investors	17
Selection of the Portfolios	17
Availability of the Portfolios	19
Your Right to Vote Portfolio Shares	19
Benefits Available Under the Contract	19
Your Contract: The Pay-In Period	20
Tax-Free ‘Section 1035’ Exchanges	21
Ownership Rights	21
Modifying the Contract	22
Premiums	22
Premium Flexibility	22
Allocating Premiums	22
Your Contract Values	23
Contract Value	23
Subaccount Value	23
Accumulation Unit Value	23
Fixed Account Value	23
Fees and Charges	24
Mortality and Expense Risk Charge	24
Asset-Based Administration Charge	24
Transfer Fee	24
Surrender Charge	24

Proprietary

Records Maintenance Charge	26
Portfolio Management Fees and Expenses	26
Premium Taxes	26
Other Taxes	26
Transfers	27
Asset Allocation Models	27
Automatic Asset Rebalancing Program	27
Third Party Transfers	28
Dollar Cost Averaging Program	28
Telephone Transfers	28
Policy and Procedures Regarding Disruptive Trading and Market Timing	29
Surrender and Partial Withdrawals	31
Surrender	31
Partial Withdrawals	32
Systematic Withdrawal Plan	32
The Payout Period	33
The Annuity Start Date	33
Annuity Options	33
Determining the Amount of Your Annuity Payment	33
Fixed Annuity Payments	33
Guaranteed Annuity Tables	34
Description of Annuity Options	34
Guaranteed Retirement Income Benefit	34
Death Benefits	36
Death Benefit Before the Annuity Start Date	36
Standard Death Benefit	36
Optional Guaranteed Minimum Death Benefit	36
Distribution of Death Benefit Proceeds	37
Death Benefit on or After the Annuity Start Date	37
Investment Performance of the Subaccounts	38
Federal Tax Considerations	38
Taxation of Non-Qualified Contracts	39
Taxation of Qualified Contracts	40
Other Tax Issues	41
Our Taxes	41
Federal Estate Taxes	41
Generation-Skipping Transfer Tax	42

Proprietary

Permanent Estate and Gift Tax Exemption	42
Annuity Purchases by Residents of Puerto Rico	42
Annuity Purchases by Nonresident Aliens and Foreign Corporations	42
Foreign Tax Credits	42
Possible Tax Law Changes	42
Additional Information	42
When We Will Make Payments	42
Legal Proceedings	43
Reports to Owners	43
Inquiries	43
Financial Statements	43
Appendix: Portfolios Available Under the Contract	A-1

Proprietary

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.

Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value. Your Contract Value in the Fixed Account.

Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed in the Appendix A of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.

Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

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Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

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Key Information

Important Information You Should Consider About the Contract [TO BE FILED BY AMENDMENT]

FEES AND EXPENSES
Charges for Early Withdrawals

If you withdraw money from the Contract within 7 years following a Premium Payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the Premium Payment, and a surrender charge may be assessed up to 7 years after a Premium Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

See “Surrender and Partial Withdrawals.”

Transaction Changes

In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 12 during a Contract Year) or if state or local premium taxes are assessed.

See “Fees and Charges.”

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract*	1.15%	[___]	%***
Investment options (Portfolios fees and expenses)**	[___] %	[___]	%
Optional benefits available for an additional charge (for a single option benefit, if elected)*	0.25%	0.25%

* As a percentage of assets in the Variable Account.

**As a percentage of Portfolio’s net assets.

***Includes $30 annual Records Maintenance Charge, which is eliminated in certain circumstances.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost $[]	Highest Annual Cost $[]

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Portfolio Company fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination

of optional benefits, and Portfolio

Company fees and expenses

• No sales charges

• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	You can lose money by investing in this Contract, including some or all of your investment.

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Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

See “Principal Risks of Investing in the Contract.”

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts of the Variable Account in which you invest. Each Subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

Insurance Company Risks

An investment in the Contract is subject to the risks related to Farmers New World Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us is available upon request. Such requests can be made toll-free at 1-877-376-8008.

RESTRICTIONS
Investments

The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale. This Contract required you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year.

Before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated in “Transfer” section of this Prospectus. Also, we may modify or suspend the transfer privilege at any time.

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company.

We reserve the right to remove or substitute portfolios as investment options, and we may limit a portfolio’s availability to new premiums and/or transfers of Contract Value.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio.

Ten subaccounts, specified in “The Portfolios –Subaccounts Closed to New Investors” are closed to new investors.

The following restrictions apply to partial withdrawals. A partial withdrawal may have adverse tax consequences.

◾     You may make only 1 withdrawal each calendar quarter.

◾     You must request at least $100.

◾     You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

◾     Surrender charges may apply.

See “Transfers,” “Farmers Annuity Separate Account A,” The Portfolios,” and “Fees and Charges.”

Optional Benefits

Optional benefits may be only available at the time you purchased your contract. We may discontinue or restrict the availability of an optional benefit.

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit Rider.

See “Benefits Available Under the Contract,” “Death Benefit – Optional Guaranteed Minimum Death Benefit,” “Guaranteed Retirement Income Benefit.”

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TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

The Contract is currently not being issued. However, some investment professionals may receive compensation in connection with additional purchase payments in an outstanding Contract, and may have a financial incentive to recommend such additional payments over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.

See “Distribution of the Contacts” of the Statement of Additional Information (“SAI”).

Exchanges

If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract. This Contract is no longer sold.

See “Your Contract: The Pay-In Period – Tax-Free ‘Section 1035’ Exchanges.”

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Overview of the Contract

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related SAI, the Contract and the summary or full prospectuses for the Portfolios being considered. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. Certain features and benefits may vary depending on the state in which your Contract is issued.

Purpose

The Contract described in this prospectus is an individual flexible premium variable annuity contract. It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.

The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. This Contract is not appropriate if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2. For these reasons, you should not participate in this Contract if you are looking for a short-term investment.

Phases of the Contract

Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period.

During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. Your Contract Value equals the sum of Variable Account Value and the Fixed Account Value:

•	Variable Account. You may allocate premium(s) and Contract Value to one or more of the 45 Subaccounts each of which invests exclusively in one of the portfolios. For a list of portfolios in which you can invest, see “Appendix: Portfolios Available Under the Contract.” We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

•	We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

•	Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options: 1) Life Income, 2) Life Income with Guarantee Period, 3) Joint and Survivor Life Annuity. Description of each annuity payment option is provided in the “The Payout Period - Description of Annuity Options” section of this Prospectus The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Contract Features

Below is a brief summary of the Contract’s primary features and options.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.

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Death Benefit. The Contract also offers a death benefit payable if any Owner or the last surviving Annuitant dies before the Annuity Start Date.

Optional Guaranteed Minimum Death Benefit. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.

Guaranteed Retirement Income Benefit. As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider. If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change. Description of the benefit is provided in the “Guaranteed Retirement Income Benefit” section of the prospectus.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 Subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Systematic Withdrawal. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.

Transfers. At any time during the Pay-in Period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.

Tax Treatment. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered. Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you paid or will pay at the time that you bought the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Surrender Charge (as a percentage of amount surrendered or partially withdrawn)[1]	Maximum 7%
Transfer Fee[2]	$25 after 12 transfers per year
Premium Tax Charge[3]	Maximum 3.5%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract (not including portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses	$ 30 annually
Base Contract Expenses (as percentage of assets in the Variable Account)	1.15%
Optional Benefit Expenses (as percentage of assets in the Variable Account)

Guaranteed Retirement Income Benefit	0.25%

Guaranteed Minimum Death Benefit	0.25%

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found in “Appendix: Portfolios Available Under the Contract.”

Annual Portfolio Company Expenses

	Minimum		Maximum
(Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.xx	%	xx	%

[TO BE FILED BY AMENDMENT]

1 We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

2 We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

3 Premium Tax charge, ranging from 0.00% - 3.50%, may apply upon full surrender, partial withdrawal, or annuitization.

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Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: [TO BE FILED BY AMENDMENT]

If you surrender or annuitize your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	[0]	[0]	[0]	[0]
If you do not surrender or annuitize your Contract at the end of the applicable period	1 year	3 years	5 years	10 years
	[0]	[0]	[0]	[0]

The examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death, or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.

The fee tables and examples should not be considered a representation of past or future expenses and charges of the Portfolios. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

Principal Risks of Investing in the Contract

Short-Term Investment Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Portfolios you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under Contract. The investment risks are described in the prospectuses for the Portfolios.

Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

Withdrawal Risk. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

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Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes, although we do have plans in place to mitigate the interruption.

Cyber-Security Risk. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Portfolios invest, which may cause the Portfolios underlying your contract to lose value. We devote significant resources to continually driving down our cyber risk and protecting our systems and data from the rapidly evolving threat landscape all companies face today. Nonetheless, there can be no absolute assurance that we or the underlying Portfolios or our service providers will avoid losses due to cyber-attacks or information security breaches.

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Payments from the General Account for these obligations are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not necessarily been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities. Farmers is obligated to pay all amounts promised to the investors under the Contracts.

The Variable Account is divided into Subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a Subaccount, or in any portfolio, including the DWS Government Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Ten subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
DWS Core Equity VIP	Deutsche DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP	Deutsche DWS Variable Series II	September 1, 2008
Templeton Developing Markets VIP Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Henderson Enterprise Portfolio	Janus Aspen Series	September 1, 2008
Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
SmallCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;

(2)	continue to allocate new premium to the affected subaccount; and

(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the “Appendix: Portfolios Available Under the Contract.” Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio, and instructions regarding how you may obtain paper or electronic copies of Portfolio’s prospectus is also provided in the appendix.

In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select Subaccounts in which to allocate premiums or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers.

We and/or Farmers Financial Solutions, LLC (“FFS”) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•	Rule 12b-1 Fees. We and/or FFS receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses, for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
BNY Mellon	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%

*	Payments are based on an annual percentage of the average daily net assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•	Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the variable insurance products we issue, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the Subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Benefits Available Under the Contract

The following table summarizes information about certain benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Retirement Income Benefit rider	Guarantees a minimum income that is based on conservative actuarial factors.	Optional	0.25% of the average daily net assets you have invested in the subaccounts

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

There are conditions for receiving this benefit, and if you do not meet these conditions, you lose the benefit of the Rider.

Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No Charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Optional Guaranteed Minimum Death Benefit

Provides enhanced death benefit.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

◾    the standard death benefit

◾    premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

◾    the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

		Optional	0.25% of the average daily net assets you have invested in the Subaccounts

Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

This rider may not be available in all states, and may vary by state.

It provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies.

This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant.

You may select the Guaranteed Minimum Death Benefit only on your Contract application.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday.

Systematic Payment Plan	You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.	Optional	No Charge	Reduces your contract value by the amount of any withdrawals, (surrender charges, income taxes, and tax penalties may be applicable)
Dollar Cost Averaging	Permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts.	Optional	No Charge	The minimum transfer amount is $100. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.
Automatic Asset Rebalancing	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Optional	No Charge	We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program.

Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.

Who Should Own the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you own the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) since the tax favored arrangement itself provides for tax sheltered growth.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange, you might have to pay a surrender charge on your old contract. There may be a new surrender charge period for the new contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you a new annuity contract (that person will generally earn a commission if you buy an annuity through an exchange or otherwise).

Revenue Procedure 2011-38 sets forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract will be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.	The period of time in which cash cannot be withdrawn from either contract after a partial exchange is 180 days; and

2.	Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.

Please consult a competent tax advisor before engaging in either a Code Section 1035 exchange or partial transfer.

Ownership Rights

The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.

Changing the Owner:

•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.

•	Any change in Owner requires our written approval.

•	The change takes effect on the date that the written request is signed.

•	We are not liable for any actions we may have taken before we received the written request.

•	Changing the Owner does not automatically change the beneficiary.

Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.

•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.

•	You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.

•	The request to change the beneficiary must be signed by the Owner.

•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.

•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.

•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the Annuity Start Date.

•	The Owner retains any ownership rights that are not assigned.

•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.

•	We are not bound by any assignment unless duplicate signed forms are filed with us.

•	We are not responsible for the validity of any assignment.

•	We are not liable for any payment we made before we received Written Notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•	conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value. There is no age limit on making regular contributions to traditional or Roth IRAs. You must send all premiums to our Service Center.

We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a Premium Payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make monthly payments for the applicable fraction of at least $500, but the total for the year must add up to at least $500.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the Subaccounts or the Fixed Account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the Subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Contract Value

Your Contract Value:

•	varies from day to day, depending on the investment performance of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;

•	equals the sum of all values in each subaccount and the Fixed Account;

•	is determined on the Issue Date and on each Business Day;

•	on the Issue Date, equals the initial premium less any premium tax due; and

•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.

The number of Accumulation Units in any subaccount on any Business Day equals:

•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus

•	Accumulation Units purchased with additional premiums; plus

•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus

•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus

•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus

•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the “Calculation of Subaccount and Adjusted Historic Portfolio Performance Data – Accumulation Unit Value” of the SAI.

We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:

•	the total of premiums allocated to the Fixed Account; minus

•	any applicable premium taxes; plus

•	amounts transferred from the Subaccounts; increased by

•	any credited interest; and decreased by

•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.

Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the Subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the Subaccounts.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the Subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the Subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each Subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the Subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.

Any premium that has been held by us for more than seven years will be subject to a 0% surrender charge percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.

Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700

(b)	(10%)($12,700) = $1,270

The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The Owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$8,000—$10,000 = $-2,000

(b)	(10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The Owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to federal income tax. They also may be subject to the 10% federal penalty tax if made before you reach age 59½.

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•	(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the value in each Subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the Subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2020, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.44% of average daily portfolio assets. See the prospectuses for the portfolios, for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from Premium Payments as we receive them,

•	from Contract Value upon surrender or partial withdrawal,

•	on the Annuity Start Date, or

•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract Year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any Subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	You must transfer at least the lesser of $100, or your total value in the Subaccount, if less. If you request a transfer that would reduce the amount in a Subaccount or Fixed Account below $500, we will transfer the entire amount in the Subaccount.

•	We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•	We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the Subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 Subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 Subaccounts to change so that the 5 Subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.

On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the Subaccounts so that 20% of your Contract Value is again in each of the 5 Subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the Subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the Subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•	dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:

¡	impeding a portfolio manager’s ability to sustain an investment objective;

¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;

¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication:

•	transfers in excess of $1,000,000 per Contract, per day

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90 day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transferred;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses, for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.

The Cash Value on any Business Day equals:

•	the Contract Value as of such date; minus

•	any surrender charge as of such date; minus

•	any premium taxes not previously deducted; minus

•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.

•	Your written surrender request must contain your signature.

•	You should send your written request to the Service Center.

•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.

•	You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges.”

•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.

•	Your written partial withdrawal request must contain your signature.

•	You should send your written request to the Service Center.

•	You may make only one partial withdrawal each calendar quarter.

•	You must request at least $100.

•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

•	You may incur surrender charges.

•	You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•	We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.

•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Fees and Charges –Surrender Charge” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.

•	You instruct us to withdraw selected amounts from the Fixed Account or any of the Subaccounts.

•	We will make these withdrawals on a monthly basis.

•	You must withdraw at least $100.

•	You must have a minimum balance at least equal to the amount you want to withdraw.

•	We will deduct a surrender charge, if applicable, from any amount you withdraw in excess of your Free Withdrawal Amount.

•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95). You will not be able to withdraw any Contract value amounts after the Annuity Start Date.

In the case of an IRA that satisfies Tax Code section 408, your entire interest in the Contract must be distributed, or begin to be distributed, by your required beginning date. If you were born before July 1, 1949, your required beginning date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For either required beginning date and each succeeding year, a distribution must also be made on or before December 31. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.

Annuity Options

You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;

•	the age of the Annuitant;

•	the sex of the Annuitant and/or joint Annuitant;

•	the amount of your Cash Value on the Annuity Start Date; and

•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.

For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.

Other options may be available upon request.

*	It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to Owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)	premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)	the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*                *                  *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the Subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the Subaccounts. For more information, see “Fees and Charges”.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;

•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;

•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and

•	Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and

•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefits

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:

•	the Owner or any joint Owner dies, or

•	the last surviving Annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.

Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or

•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by

•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Optional Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;

2.	premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.	the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•	If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.

•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

◾	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and

◾	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the Subaccounts.

•	You must select the Guaranteed Minimum Death Benefit on your Contract application.

•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.

•	The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the Subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.

Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.

Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.

Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an Owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the Owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary” is the person designated by the Owner as a beneficiary and to whom ownership passes upon the Owner’s death. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the Contract may be continued with the surviving spouse as the new Owner.

Non-qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the portion of each annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule, including a non-natural person holding the contract as an agent for a natural person and a prospective Owner that is not a natural person should discuss these with a tax advisor.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax advisor with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start and pursuant to IRS regulations. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information to us relating to the federal income tax status of the previous annuity contract.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax advisor.

Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Rider Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Investment Income Surtax. A 3.8% tax is imposed on an amount equal to the lesser of (a) ”net investment income;” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on You with a competent tax advisor.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $6,000 for 2021 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2021, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $7,000. Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of lifetime distributions. If you attain age 70 1/2 on or after January 1, 2020, the age when you must begin taking required minimum distributions has increased from 70 1/2 to 72. In addition, the rules for distributions from qualified contracts upon an owner’s death have been changed. You should consult a tax advisor for more information about these new distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax advisor for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Permanent Estate and Gift Tax Exemption

The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC permits, by an order, the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Appendix: Portfolios Available Under the Contract

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.farmers.com/life-insurance/prospectus-and-annual-reports/. You can also request this information at no cost by calling 1-877-376-8008.

There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses carefully.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. [TO BE FILED BY AMENDMENT]

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio * Investment Adviser: Calvert Research and Management	0.00%	0.00%	0.00%	0.00%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares) [1] Investment Adviser: DWS Investment Management Americas, Inc.
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares) [1] Investment Adviser: DWS Investment Management Americas, Inc.
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Share Class) [1] Investment Adviser: DWS Investment Management Americas, Inc.
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Share Class) [1] Investment Adviser: DWS Investment Management Americas, Inc.
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Share Class) Investment Adviser: DWS Investment Management Americas, Inc.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares) * [1] Investment Adviser: DWS Investment Management Americas, Inc.
Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: Newton Investment Management North America, LLC.
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: FMR Subadviser: Geode
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2005 (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 (Service Class 2 Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 (Service Class 2 Shares) Investment Adviser: FMR

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Income (Service Class 2 Shares) Investment Adviser: FMR
Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares) [1] Investment Adviser: FMR
Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares) [1] Investment Adviser: FMR
Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares) [1] Investment Adviser: FMR
Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares) [1] Investment Adviser: FMR
Seeks long-term total return.	Franklin Small Cap Value VIP Fund (Class 2 Shares)* Investment Adviser: Franklin Mutual Advisors, LLC
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares) [1] Investment Adviser: Franklin Advisors
Seeks long-term growth of capital.	Goldman Sachs Strategic Growth Fund (Institutional Class Shares) * Investment Adviser: Goldman Sachs Asset Management, L.P.
Seeks long-term growth of capital.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) * Investment Adviser: Goldman Sachs Asset Management, L.P.
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Shares) Investment Adviser: Janus Capital Management LLC.
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Capital Management LLC
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares) * Investment Adviser: Janus Capital Management LLC
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC
Seeks to provide a current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares) * Investment Adviser: Principal Global Investors, LLC
Seeks long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares) * Investment Adviser: Principal Global Investors, LLC
Seeks to provide long-term growth of capital.	Principal PVC Capital Appreciation Account (Class 2 Shares) * Investment Adviser: Principal Global Investors, LLC
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares) * Investment Adviser: Templeton Asset Management Ltd

*	The subaccount that invests in this portfolio is closed to new investors.

1 This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. You can obtain the SAI by writing to us at the address, or by calling 1-877-376-8008.

The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by Farmers concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000027240

Statement of Additional Information for the

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by
Farmers New World Life Insurance Company
3120 139th Ave SE, Suite 300
Bellevue, Washington 98005
Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)
8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2021 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios. The date of this Statement of Additional Information is [___], 2022.

Table of Contents

General Information and History	1
Farmers New World Life Insurance Company	1
Farmers Annuity Separate Account A	1
Services	1
Third Party Administration Agreement	1
Safekeeping of Variable Account Assets	2
Experts	2
Legal Matters	2
Distribution of Contracts	2
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data	3
Money Market Subaccount Yields	3
Other Subaccount Yields	4
Average Annual Total Returns for the Subaccounts	5
Non-Standard Subaccount Total Returns	5
Adjusted Historic Portfolio Performance Data	5
Effect of the Records Maintenance Charge on Performance Data	5
Accumulation Unit Value	6
Additional Contract Provisions	6
The Contract	6
Incontestability	6
Misstatement of Age or Sex	7
Nonparticipation	7
Waiver of Surrender Charge Riders	7
Tax Status of the Contracts	7
Addition, Deletion or Substitution of Investments	8
Resolving Material Conflicts	8
Voting Rights	8
Other Information	8
Financial Statements	8

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, variable universal life and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington. A complete description of each of the Funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the Funds.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

Services

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

1

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2021 and 2020, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2021, 2020, and 2019 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2021 and for the period ending December 31, 2021 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, 920 5th Ave, Suite 900, Seattle, Washington 98104, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Legal Matters

Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields, P.A.

Distribution of Contracts

We discontinued offering new Contracts in 2012. We will continue to accept premium and to process transactions for existing Contracts.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation.

We pay commissions to FFS for sales of the Contracts (including additional purchase payments on outstanding Contracts) by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2013	$527,868	0
2014	$390,458	0
2015	$412,880	0
2016	$311,015	0
2017	$298,104	0
2018	$208,284	0
2019	$194,919	0
2020	$178,336	0
2021	___

*            Includes sales commissions paid to FFS.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $___ in commissions in 2021.

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We may pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance product we issue as well as certain insurance benefits and financing arrangements. Certain non-cash compensation items that we and our affiliates may be provided jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) cash benefits relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them.

[TO BE FILED BY AMENDMENT]

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by following formula:

Current Yield = ((NCS—ES)/UV) X (365/7)

Where:

NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV = the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the annualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7 – 1.

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Where:

NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV = the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by: dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period; multiplying the result by the daily average number of units outstanding for the period; compounding that yield for a 6-month period; and multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI—ES)/(U X UV)) + 1)6—1)

Where:

NI    = net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.

ES    = charges deducted from the subaccount for the 30-day or one-month period.

U      = the average number of units outstanding.

UV   = the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

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Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula: TR = ((ERV/P)1/N) – 1

Where:

TR = the average annual total return net of subaccount recurring charges.

ERV = the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.

P = a hypothetical initial payment of $1,000.

N = the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula: CTR = (ERV/P)—1

Where:

CTR      = the cumulative total return net of subaccount recurring charges for the period.

ERV      = the ending redeemable value of the hypothetical investment at the end of the period.

P            = a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

We will charge a records maintenance charge each year until the annuity start date. The amount is shown on the Contract Specifications page. The charge for a contract year will be imposed on the last valuation day of each contract year.

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This charge will also be imposed on the annuity start date, unless the Annuitant is age 70 or older, or the date when the contract is surrendered.

The fee will be charged against the variable subaccounts and the fixed account proportionately. The portion of the fee charged to each subaccount will reduce the number of accumulation units standing to the credit of the contract in that subaccount.

Accumulation Unit Value

The value of an accumulation unit for each of the subaccounts was arbitrarily set at an initial value. The Value at the end of any later valuation day is equal to “A” multiplied by “B.” “A” is equal to the subaccount’s accumulation unit value for the end of the immediately preceding valuation day. “B” is equal to the net investment factor for the most current valuation day. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X) equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus

2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less

3.	the per share amount of any capital loss distribution on portfolio shares held in the subaccount during the current valuation day.

(Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

(Z) equals charges and fees deducted from the subaccount. These consist of:

1.	Mortality and expense risk charges.

2.	Charge for administrative costs. and

3.	Any applicable charges, fees and expenses for riders, endorsements or supplemental benefits attached to the Contract. We will only deduct these charges if we do not collect them by redeeming Accumulation Units.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

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Misstatement of Age or Sex

If any Annuitant’s age or sex has been misstated, the benefits provided by this Contract will be adjusted to reflect the correct age or sex. After the annuity start date any adjustment for underpayment will be paid immediately with interest at a rate not to exceed 6.0%. Any Adjustment for overpayment will be deducted from future payments with interest at a rate not to exceed 6.0%

Nonparticipation

This Contract is nonparticipating. It does not share in our surplus earnings.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that waive, subject to terms of the Contract, surrender charges if:

•	the Annuitant is under age 75 at the time of withdrawal or surrender, the Annuitant is confined to a skilled nursing facility and/or hospital continuously for a minimum of 90 days, and the Annuitant was not confined to a hospital or nursing facility within 6 months of the rider’s issue date.

•	the Annuitant is diagnosed with a terminal illness at least one year after the issue date of the rider and has a life expectancy of 12 months (24 months in MA) or less and the withdrawal is $250,000 or less.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

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Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The Portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The statutory financial statements of Farmers as contained herein should be considered only as bearing upon Farmer’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Variable Account. The variable interests of Annuitants under the Contracts are affected solely by the investment results of the Series Account.

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[TO BE FILED BY AMENDMENT]

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Other Information

Exhibits

(1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”), is incorporated by reference herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed wit.00.h the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547)(2/).
(2)	Not applicable.
(3)	(a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc., is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(b)	Investors Brokerage Services, Inc. Registered Representative Agreement, is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(d)	Farmers Financial Solutions, LLC Registered Representative Agreement, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).
	(f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, is incorporated herein by reference in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
	(g)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on September 1, 2009 (File Nos. 333-85183 and 811-09547).
	(h)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-4 for Farmers Annuity Separate Account A, (File Nos. 333-85183 and 811-09547).
(4)	(a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(b)	Revised Guaranteed Minimum Death Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(c)	Revised Guaranteed Retirement Income Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(d)	Waiver of Surrender Charge Rider – Terminal Illness, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(e)	Waiver of Surrender Charge Rider – Nursing Care, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).
	(g)	Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

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	(h)	Roth Individual Retirement Annuity Endorsement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).
	(i)	Final Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).
	(j)	Revised Variable Contract Facing Page (2004), is incorporated herein by reference in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).
(5)	(a)	Form of Application for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(b)	Form of Variable Policy Application Supplement, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
	(c)	Revised Variable Policy Application Supplement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).
	(d)	Revised Variable Policy Application Supplement (2004), is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).
	(e)	Revised Variable Policy Application Supplement (2007), is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).
	(f)	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.
(6)	(a)	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).
	(b)	By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).
	(c)	Amended Articles of Incorporation of Farmers New World Life .Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).
	(d)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507)
	(e)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).
	(f)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
	(g)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).
	(h)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).
(7)		Not applicable.

2

(8)	(a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
	(b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
	(c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
	(d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
	(e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
	(f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(g)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(h)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
	(i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
	(p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

3

(q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
(r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
(s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).
(t)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).
(u)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated here by reference in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).
(v)	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).
(w)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).
(x)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).
(y)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.
(z)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company. [filed herewith]
(aa)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company and in the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.
(bb)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(cc)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the re-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(dd)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(ee)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

4

(ff)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(gg)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(hh)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(ii)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
(jj)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).
(kk)	Novation an Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).
(ll)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).
(mm)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).
(nn)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(oo)	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(pp)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(qq)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(rr)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(ss)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

5

(tt) Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(uu) Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5,2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
(vv) Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).
(ww) Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).
(xx) Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).
(yy) Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).
(zz) Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).
(9)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).
(10)	Opinion and Consent of Garrett B. Paddor [To be added by Amendment]
(11)	Consent of Ernst & Young LLP [To be added by Amendment]
(12)	Not applicable.
(13)	Not applicable.
(14)	Schedule of Performance Computations, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547) and in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
(15)	Not applicable.
(16)	Powers of Attorney Incorporated herein by reference in Post-Effective Amendment No. 26 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 30 (File Nos. 333-85183 and 811-09547).

6

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Stephen McAnena[1]	Director and Chairman of the Board
Giles Harrison[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Chris Flint[2]	Director and President
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennie McGinnis[2]	Chief Actuary, Interim Chief Financial Officer and Interim Controller
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Michael Langford[1]	Assistant Treasurer
Steven H. Weinstein[1]	Assistant Secretary
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.
3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952

Persons Controlled by or Under Common Control with the Depositor or Registrant

[TO BE FILED BY AMENDMENT]

Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

7

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Julio Areias Da Silva[1]	Director
Guy Meade Hanson[1]	Director
Ronald Lee Marrone[1]	Director
John Charles Mueting[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Doren Eugene Hohl[2]	Secretary

1.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
2.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	[___]	[___]	[___]	[___]

[TO BE FILED BY AMENDMENT]

Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and by Infosys McCamish Systems, L.L.C. Insurance Administrators at its Service Center located 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339.

8

Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Undertakings and Representations

(a)	The registrant undertakes that it will file a Post-Effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b)	The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c)	The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)	The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)	The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 15th day of February, 2022.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Chris Flint	Director and President
Chris Flint

Interim Chief Financial Officer and Interim Controller
Jennie McGinnis

*	Director
David Travers

Director and Assistant Treasurer
Giles Harrison

*	Director
Annette Thompson

*	Director
Warren Tucker

*	Director
Scott Stoll

*	Director and Chairman of the Board
Stephen McAnena

*/s/ Chris Flint	*On February 15, 2022 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment
* by Chris Flint